UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

14269 N. 87th Street, #205 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On March 3, 2021, Gilbert Property Management, LLC (“Gilbert”), a wholly owned subsidiary of Zoned Properties, Inc. (the “Company”), entered into that certain Commercial Lease Agreement (the “Lease”), dated as of February 26, 2021, between Gilbert and AZ2CAL Enterprises, LLC (the “Tenant”).

Pursuant to the terms of the Lease, Gilbert agreed to rent the property located at 988 S. 182nd Place, Gilbert, AZ (the “Property”) to the Tenant for a term of 24 months, from April 1, 2021 to March 31, 2023, for monthly rent of $2,750; provided, however, that no rent is due for the month of April 2021.

In addition, pursuant to the terms of the Lease, the Tenant has an option to purchase the Property (the “Option”) that can be exercised any time after the fourth month of the lease term, but no later than the end of the 12th month of the lease term. The purchase price of the Property would be $335,000. If the Tenant exercises its Option, $750 of each lease payment made prior to close of escrow, along with the security deposit will be credited toward the purchase price of the Property. If the Tenant exercises its Option, close of escrow will occur no later than 30 days after opening of escrow. The parties agreed to make every reasonable attempt to fully execute a purchase contract within seven business days of the Tenant’s notice of its desire to exercise the Option.

The foregoing description of the Lease is qualified in its entirety by reference to the complete terms and conditions of the Lease, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Commercial Lease Agreement entered into on March 3, 2021, and dated as of February 26, 2021, between Gilbert Property Management, LLC and AZ2CAL Enterprises, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: March 8, 2021	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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